UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2011
Date of Report (Date of earliest event reported)

ROYAL MINES AND MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52391	20-4178322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 112, 2580 Anthem Village Dr.
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 588-5973
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)      Dismissal of Independent Registered Public Accounting Firm

On May 2, 2011, Royal Mines and Minerals Corp. (the “Company”) dismissed Sarna & Company (“Sarna”), as its independent registered public accounting firm. The Company's Board of Directors approved the dismissal of Sarna.

Sarna's reports on the financial statements of the Company for the years ended April 30, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

There have been no disagreements during the fiscal years ended April 30, 2010 and 2009 and the subsequent interim period up to and including the date of dismissal between the Company and Sarna on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Sarna, would have caused them to make reference to the subject matter of the disagreement in connection with Sarna's report.

The Company has provided Sarna with a copy of this report and has requested in writing that Sarna provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. The Company has received a copy of Sarna's letter and has filed it as an exhibit to this report.

(b)      Appointment of Independent Registered Public Accounting Firm

On May 2, 2011, the Company appointed De Joya Griffith & Company, LLC, ("De Joya") as its new independent registered public accounting firm. The Company’s Board of Directors approved the engagement of De Joya.

The Company did not consult with De Joya during the fiscal years ended April 30, 2010 and 2009 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter of Sarna & Company (former principal independent accountants).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL MINES AND MINERALS CORP.

Date: May 3, 2011
	By:	/s/ Jason S. Mitchell

JASON S. MITCHELL
Chief Financial Officer, Secretary and Treasurer